UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Don Mills Road, Bldg. 2, Suite 900 Toronto, Ontario	M3C 1W3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                (858) 571-5555

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.  Entry into a Material Definitive Agreement.

On March 23, 2020, Sphere 3D Corp. (the "Company"), entered into subscription agreements  (the "Subscription Agreement") by and among the Company and the investors party thereto (each, a "Subscriber") for the purchase and sale of 725 units (collectively, the "Units" and individually, a "Unit") for aggregate gross proceeds of up to $725,000.00 (the "Offering"), with each Unit consisting of (a) a 6% convertible debenture (the "Convertible Debenture") in the principal amount of $1,000.00, which is convertible at $0.6495 per share into 1,540 common shares of the Company, and (b) a warrant to purchase 1,540 common shares of the Company exercisable at any time on or before the 3rd year anniversary date at an exercise price of $0.60 per share (the "Warrant").

Assuming the Offering is fully subscribed for 725 Units, the Company will issue a total of (a) 1,116,500 common shares of the Company in connection with the exercise of the conversion rights pursuant to the Convertible Debentures, and (b) 1,116,500 common shares of the Company in connection with the exercise of the Warrants.

The Warrant includes a provision restricting the warrantholder from exercising it if the aggregate number of common shares held by the warrantholder equals or exceeds 5% of the issued and outstanding shares of the Company, calculated on a partially converted basis (i.e., assuming the conversion of all rights to receive common shares of the Company held by the warrantholder).

The Offering is anticipated to close on or about March 30, 2020 subject to Nasdaq review and customary closing conditions. The Company intends to use the proceeds from the Offering for general corporate and working capital purposes.

The foregoing description of the Units does not purport to be complete and is qualified in its entirety by reference to the form of (a) the Subscription Agreement, (b) the Convertible Debenture and (c) the Warrant which are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively and incorporated herein by reference.

Item 3.02.   Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Units is incorporated herein by reference. All Units were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended (the "Securities Act"), pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder.

Item 9.01.  Financial Statements and Exhibits.

 (d)  Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement
10.2	Form of Convertible Debenture
10.3	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 27, 2020

SPHERE 3D CORP.

By: /s/ Peter Tassiopoulos

          Peter Tassiopoulos

          Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Subscription Agreement
10.2	Form of Convertible Debenture
10.3	Form of Warrant